UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

NGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

NANOGEN, INC.

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 10, 2009, the United States Bankruptcy Court for the District of Delaware (the “Court”), upon consideration of a motion filed by Ngen, Inc., formerly Nanogen, Inc. (the “Company”), issued an order authorizing certain actions of the Board of Directors of the Company (the “Board”), including the amendment of its Bylaws and the resignations of certain officers and directors (the “Order”). Effective upon issuance of the Order on August 10, 2009, (i) David Schreiber, Robert Whalen, Stelio B. Papadopoulos and Heiner Dreismann resigned as members of the Board, (ii) Howard C. Birndorf, having resigned as the Chief Executive Officer effective July 10, 2009, resigned as Chairman of the Board; and (iii) Nicholas J. Venuto was appointed as the sole director of the Board.

In addition, effective upon issuance of the Order on August 10, 2009, (i) Graham P. Lidgard, PhD, resigned as Senior Vice President, Research and Development of the Company; (ii) David Ludvigson, who served as the President and Chief Operating Officer of the Company prior to the issuance of the Order, was appointed to serve as the President and Secretary of the Company; and (iii) Nicholas J. Venuto, who served as the Chief Financial Officer of the Company prior to the issuance of the Order, was re-appointed as the Chief Financial Officer of the Company.

The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K with respect to Mssrs. Ludvigson and Venuto were previously reported in the Company’s Proxy Statement filed on May 13, 2008, which is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective upon issuance of the Order on August 10, 2009, the Amended and Restated Bylaws of the Company were amended to (1) change the title of the Amended and Restated Bylaws from “Amended and Restated Bylaws of Nanogen, Inc.” to “Amended and Restated Bylaws of Ngen, Inc.”; (2) reduce the minimum authorized number of directors of the Board from five to one; and (3) revise structure of the management, including elimination of certain requirements on officer positions. The foregoing description of the Amendments to the Amended and Restated Bylaws (the “Amendments”) is qualified in its entirety by reference to the full text of the Amendments, a copy of which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.2	Amendments to Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date:	August 14, 2009	By:	/s/ Nicholas Venuto
		Name:	Nicholas Venuto
		Title:	Chief Financial Officer